UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

July 14, 2004
(Date of earliest event reported)

Quintek Technologies
(Exact name of registrant as specified in its charter)

CA	0-29719	77-0505346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

537 Constitution Ave. Camarillo	93012
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   805-383-3914

Item 5. Other Events and Regulation FD Disclosure.

On July 14, 2004 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated here in by reference.

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated July 14, 2004

Exhibit Index
99.1	Press release dated July 14, 2004

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quintek Technologies (Registrant)
July 14, 2004 (Date)	/s/ ANDREW HAAG Andrew Haag Chief Financial Officer